MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                   For the November 8, 1996 Determination Date

                       For the October 1996 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, (the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is November 8, 1996, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 5(a) plus 5(b)) was equal to...........$ 259,371,305.38

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance
    Charge Receivables") was equal to.......................$ 29,144,248.95

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") was equal to..............................$ 230,227,056.43

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$2,236,407,946.23

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                                     "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  679,859,390.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 8th Day of November 1996.

    PEOPLE'S BANK
    Servicer

By: /s/Bob Mihalcik
    Name: Bob Mihalcik
    Title: Vice President


                                                     Schedule  -  to Monthly
                                                     Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1993-1

                  For the November 8, 1996 Determination Date

                       For the October 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to...$   26,555,149.89

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1993-1 was equal
    to......................................................$      548,689.32

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1993-1 was equal to...$   26,006,460.57

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1993-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1993-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   17,215,355.99

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1993-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$   16,666,666.67

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
   be.......................................................$   16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1993-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$            0.00

5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
    current calendar month is equal to......................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1993-1 on the next succeeding Transfer
    Date is equal to........................................$       12,008.92

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1993-1 on the Distribution Date in the current Monthly Period is equal to:

      Payable in respect of principal.......................$   16,666,666.67
      Payable in respect of interest........................$      133,333.33
        Total...............................................$   16,800,000.00

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                        Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-1

                  For the November 8, 1996 Determination Date

                       For the October 1996 Monthly Period


1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to...$   28,749,907.17

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables"") allocated to Series 1994-1 was equal
    to......................................................$    2,743,446.60

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-1 was equal to....$  26,006,460.57

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   19,410,113.27

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$   16,666,666.67

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
    be......................................................$   16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$            0.00

5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
    current calendar month is equal to......................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-1 on the next succeeding Transfer
    Date is equal to........................................$       60,044.47

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

       Payable in respect of principal......................$   16,666,666.67
       Payable in respect of interest.......................$      708,333.33
         Total..............................................$   17,375,000.00

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-2

                  For the November 8, 1996 Determination Date

                       For the October 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to...$   58,597,192.97

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables"") allocated to Series 1994-2 was equal
    to......................................................$    6,584,271.83

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-2 was equal to...$   52,012,921.14

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,584,271.83

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$            0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$            0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2 on the next succeeding Transfer
    Date is equal to........................................$      144,106.64

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:
       Class A Certificateholders
       Payable in respect of principal......................$            0.00
       Payable in respect of interest.......................$    1,811,737.82
       Total................................................$    1,811,737.82

       Class B Certificateholders
       Payable in respect of principal......................$            0.00
       Payable in respect of interest.......................$       99,660.18
       Total................................................$       99,660.18

8.   No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                        Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1995-1

                  For the November 8, 1996 Determination Date

                       For the October 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to...$   58,597,192.97

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables"") allocated to Series 1995-1 was equal
    to......................................................$    6,584,271.83

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1995-1 was equal to...$   52,012,921.14

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,584,271.83

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$            0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$            0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to........................................$      144,106.64

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:
        Class A Certificateholders
        Payable in respect of principal.....................$            0.00
        Payable in respect of interest......................$    1,828,098.93
        Total...............................................$    1,828,098.93

        Class B Certificateholders
        Payable in respect of principal.....................$            0.00
        Payable in respect of interest......................$       98,799.07
        Total...............................................$       98,799.07

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                   For the November 8, 1996 Determination Date

                       For the October 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to...$   32,590,732.40

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$    6,584,271.83

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1996-1 was equal to...$   26,006,460.57

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,584,271.83

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$            0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$            0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$      144,106.64

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$            0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:
        Class A Certificateholders
        Payable in respect of principal.....................$            0.00
        Payable in respect of interest......................$    1,806,970.09
          Total.............................................$    1,806,970.09

        Class B Certificateholders
        Payable in respect of principal.....................$            0.00
        Payable in respect of interest......................$      102,834.85
          Total.............................................$      102,834.85

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       41
Monthly Period Ended                                         October 31, 1996
Distribution Date                                           November 15, 1996
Determination Date                                           November 8, 1996

1.  Trust Activity Series 1993-1

    Beginning of Month - Aggregate Principal Receivables    1,770,537,407.75(1)

    Principal Collections on the Receivables                   230,227,056.43

    Finance Charge Receivables                                  29,144,248.95

    Receivables in Defaulted Accounts                            8,868,010.25

    End of Month - Aggregate Principal Receivables           2,236,407,946.23

    Investor Interest Series 1993-1                             16,666,666.67
    Investor Interest Series 1994-1                            150,000,000.00
    Investor Interest Series 1994-2                            400,000,000.00
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Seller Principal Receivables                               869,741,279.56

    Investor Percentage with respect to...
                           Finance Charges                         0.7452427%
                           Charged-Off Accounts                    0.7452427%
                           Principal Receivables                   8.9429122%

    Seller Percentage with respect to ...
                           Finance Charges                        38.8900997%
                           Charged-Off Accounts                   38.8900997%
                           Principal Receivables                  37.3996143%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                           548,689.32

    Available Principal Collections                             26,006,460.57

    Investor Default Amount                                        166,955.15

    Aggregate Collections Allocated to Certificateholders       26,555,149.89

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                 133,333.33

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                 16,666,666.67

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                  9,506,749.05

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Collections Available to Reimburse Investor Charge offs        190,241.11

    Aggregate Investor Charge Offs                                       0.00

    Reimbursed Investor Charge Offs                                      0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment       0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 55,555.56

    Monthly Certificate Insurer Fee                                  2,604.17

    Excess Servicing  (Shortfall) (dollars)                        190,241.11
    Excess Servicing  (Shortfall) (percentage of Investor Interest)    6.85%(1)

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Surety Bond Claim                                                    0.00

    Certificate Insurer Fee Shortfall                                    0.00

    Servicing Fee Shortfall                                              0.00

    Investor Charge Offs                                                 0.00
    Investor Charge Offs per $1,000 Original Investment                  0.00

    Investor Certificate Interest Shortfall (Deficiency Amount)          0.00

    Payments To Certificate Insurer                                      0.00

    Deposits In Cash Collateral Account                                  0.00

    Required Shared Finance Charge Collections for other Series          0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Investors                             16,800,000.00
    Total Distribution to Investors per $1,000 Invested                 84.00

3.  Calculation of Certificate Interest

    Certificate Rate                                                 4.80000%

    This Month Certificate Interest                                133,333.33

    Previous Month's Deficiency Amount                                   0.00

    Total Certificate Interest Distributable to
     Certificateholders                                            133,333.33
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 0.67

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                 33,333,333.33

    Available Principal Collections                             26,006,460.57

    Investor Default Amount                                        166,955.15

    Total Investor Monthly Principal                            26,173,415.72

    Investor Monthly Principal Reinvested in Receivables         9,506,749.05

    Controlled Amortization Amount                              16,666,666.67

    Maximum Monthly Principal to Certificateholders             16,666,666.67

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00

    Draw on Shared Principal Collections from other Series               0.00

    Deficit Controlled Amortization Amount                               0.00

    Monthly Principal Payable to Certificateholders             16,666,666.67
    Monthly Principal Payable per $1,000 of Original Investment         83.33

    Ending Investor Interest                                    16,666,666.67

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   0.0833333

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Investor Interest                                  33,333,333.33

   Monthly Servicing  Fee                                           55,555.56

7.  Calculation of Remaining Surety Bond Amount

    Available Surety Bond Amount on Previous Payment Date        4,250,000.00

    Stated Surety Bond Amount                                    4,000,000.00

    Unreimbursed Claims on Surety Bond                                   0.00

    Reimbursements of Claims on Surety Bond                              0.00

    Available Surety Bond Amount     (Dollars)                   4,000,000.00
    Available Surety Bond Amount     (Percentage)                      12.00%

 8.  Cash Collateral Account Activity

     Beginning of Month Balance                                  2,000,000.00

     Required Cash Collateral Account Amount                     2,000,000.00

     Cash Collateral Account Deposits                                    0.00

     Reinvestment Income Received on Cash Collateral Account         9,822.22

     Aggregate Cash Collateral Account Draws                             0.00

     Available Cash Collateral Amount     (Dollars)              2,000,000.00
     Available Cash Collateral Amount     (Percentage)                  6.00%

     Total Credit Enhancement Percentage                               18.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             114,506,975.36
                           Percent Dollars                              5.12%
                           Number of Accts                             39,153
                           Percent Number of Accts                      2.49%

    31-60 days past due    Dollars                              27,579,117.99
                           Percent Dollars                              1.23%
                           Number of Accts                              9,252
                           Percent Number of Accts                      0.59%

    61-90 days past due    Dollars                              18,507,993.12
                           Percent Dollars                              0.83%
                           Number of Accts                              5,788
                           Percent Number of Accts                      0.37%

    91-120 days past due   Dollars                              14,480,643.46
                           Percent Dollars                              0.65%
                           Number of Accts                              4,490
                           Percent Number of Accts                      0.29%

    121-150 days past due  Dollars                              10,878,496.69
                           Percent Dollars                              0.49%
                           Number of Accts                              3,236
                           Percent Number of Accts                      0.21%

    151-180 days past due  Dollars                               8,656,938.62
                           Percent Dollars                              0.39%
                           Number of Accts                              2,493
                           Percent Number of Accts                      0.16%

    181 + days past due    Dollars                              11,964,555.16
                           Percent Dollars                              0.53%
                           Number of Accts                              3,383
                           Percent Number of Accts                      0.22%

10. Base Rate Calculation

    Base Rate                                                           6.90%

    Portfolio Yield   (net of losses)                                13.74%(1)

    Excess of Portfolio Yield over Base Rate                            6.84%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                     269,585
    Number of Removed Accounts                                              0
    Number of Automatic Additonal Accounts                              1,809
    Ending Number of Accounts                                       1,573,263

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on October 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the October Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

    Portfolio Yield (net of losses):                       10.64%
    Receivables in Defaulted Accounts:                      4.63%
    Excess Spread:
    Series 1993-1:                                          3.75%
    Series 1994-1:                                          3.45%
    Series 1994-2:                                          2.86%
    Series 1995-1:                                          2.81%
    Series 1996-1:                                          2.84%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      33
Monthly Period Ended                                        October 31, 1996
Distribution Date                                          November 15, 1996
Determination Date                                          November 8, 1996

1.  Trust Activity Series 1994-1

    Beginning of Month - Aggregate Principal Receivables   1,770,537,407.75(1)

    Principal Collections on the Receivables                   230,227,056.43

    Finance Charge Receivables                                  29,144,248.95

    Receivables in Defaulted Accounts                            8,868,010.25

    End of Month - Aggregate Principal Receivables           2,236,407,946.23

    Investor Interest Series 1993-1                             16,666,666.67
    Investor Interest Series 1994-1                            150,000,000.00
    Investor Interest Series 1994-2                            400,000,000.00
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Seller Principal Receivables                               869,741,279.56

    Investor Percentage with respect to...
                           Finance Charges                         6.7071842%
                           Charged-Off Accounts                    6.7071842%
                           Principal Receivables                   8.9429122%

    Seller Percentage with respect to ...
                           Finance Charges                        38.8900997%
                           Charged-Off Accounts                   38.8900997%
                           Principal Receivables                  37.3996143%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                         2,743,446.60

    Available Principal Collections                             26,006,460.57

    Investor Default Amount                                        834,775.76

    Aggregate Collections Allocated to Certificateholders       28,749,907.17

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                 708,333.33

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                 16,666,666.67

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 10,174,569.66

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Collections Available to Reimburse Investor Charge offs        909,538.89

    Aggregate Investor Charge Offs                                       0.00

    Reimbursed Investor Charge Offs                                      0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment       0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                277,777.78

    Monthly Certificate Insurer Fee                                 13,020.83

    Excess Servicing (Shortfall) (dollars)                         909,538.89
    Excess Servicing (Shortfall) (percentage of Investor Interest)    6.55%(1)

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Surety Bond Claim                                                    0.00

    Certificate Insurer Fee Shortfall                                    0.00

    Servicing Fee Shortfall                                              0.00

    Investor Charge Offs                                                 0.00
    Investor Charge Offs per $1,000 Original Investment                  0.00

    Investor Certificate Interest Shortfall  (Deficiency Amounts)        0.00

    Payments To Certificate Insurer                                      0.00

    Deposits In Cash Collateral Account                                  0.00

    Required Shared Finance Charge Collections for other Series          0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Investors                             17,375,000.00
    Total Distribution to Investors per $1,000 Invested                 86.88

3.  Calculation of Certificate Interest

    Certificate Rate                                                 5.10000%

    This Month Certificate Interest                                708,333.33

    Previous Month's Deficiency Amount                                   0.00

    Total Certificate Interest Distributable to
     Certificateholders                                            708,333.33
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 3.54

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                166,666,666.67

    Available Principal Collections                             26,006,460.57

    Investor Default Amount                                        834,775.76

    Total Investor Monthly Principal                            26,841,236.33

    Investor Monthly Principal Reinvested in Receivables        10,174,569.66

    Controlled Amortization Amount                              16,666,666.67

    Maximum Monthly Principal to Certificateholders             16,666,666.67

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00

    Draw on Shared Principal Collections from other Series               0.00

    Deficit Controlled Amortization Amount                               0.00

    Monthly Principal Payable to Certificateholders             16,666,666.67
    Monthly Principal Payable per $1,000 of Original Investment         83.33

    Ending Investor Interest                                   150,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
     to 7 decimal places)                                           0.7500000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Investor Interest                                 166,666,666.67

   Monthly Servicing  Fee                                          277,777.78

7. Calculation of Remaining Surety Bond Amount

   Available Surety Bond Amount on Previous Payment Date        16,500,000.00

   Stated Surety Bond Amount                                    15,000,000.00

   Unreimbursed Claims on Surety Bond                                    0.00

   Reimbursements of Claims on Surety Bond                               0.00

   Available Surety Bond Amount     (Dollars)                   15,000,000.00
   Available Surety Bond Amount     (Percentage)                        9.00%

8.  Cash Collateral Account Activity

    Beginning of Month Balance                                   6,416,666.67

    Required Cash Collateral Account Amount                      5,833,333.33

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         31,512.96

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)               5,833,333.33
    Available Cash Collateral Amount     (Percentage)                   3.50%

    Total Credit Enhancement Percentage                                12.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             114,506,975.36
                           Percent Dollars                              5.12%
                           Number of Accts                             39,153
                           Percent Number of Accts                      2.49%

    31-60 days past due    Dollars                              27,579,117.99
                           Percent Dollars                              1.23%
                           Number of Accts                              9,252
                           Percent Number of Accts                      0.59%

    61-90 days past due    Dollars                              18,507,993.12
                           Percent Dollars                              0.83%
                           Number of Accts                              5,788
                           Percent Number of Accts                      0.37%

    91-120 days past due   Dollars                              14,480,643.46
                           Percent Dollars                              0.65%
                           Number of Accts                              4,490
                           Percent Number of Accts                      0.29%

    121-150 days past due  Dollars                              10,878,496.69
                           Percent Dollars                              0.49%
                           Number of Accts                              3,236
                           Percent Number of Accts                      0.21%

    151-180 days past due  Dollars                               8,656,938.62
                           Percent Dollars                              0.39%
                           Number of Accts                              2,493
                           Percent Number of Accts                      0.16%

    181 + days past due    Dollars                              11,964,555.16
                           Percent Dollars                              0.53%
                           Number of Accts                              3,383
                           Percent Number of Accts                      0.22%

10. Base Rate Calculation

    Base Rate                                                           7.20%

    Portfolio Yield   (net of losses)                                13.74%(1)

    Excess of Portfolio Yield over Base Rate                            6.54%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                     269,585
    Number of Removed Accounts                                              0
    Number of Automatic Additonal Accounts                              1,809
    Ending Number of Accounts                                       1,573,263


(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on October 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the October Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

    Portfolio Yield (net of losses):                  10.64%
    Receivables in Defaulted Accounts:                 4.63%
    Excess Spread:
    Series 1993-1:                                     3.75%
    Series 1994-1:                                     3.45%
    Series 1994-2:                                     2.86%
    Series 1995-1:                                     2.81%
    Series 1996-1:                                     2.84%



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      25
Monthly Period Ended                                        October 31, 1996
Distribution Date                                          November 15, 1996
Determination Date                                          November 8, 1996
Number of Days in Period                                                  31

1.  Trust Activity Series 1994-2

    Beginning of Month - Aggregate Principal Receivables   1,770,537,407.75(1)

    Principal Collections on the Receivables                   230,227,056.43

    Finance Charge Receivables                                  29,144,248.95

    Receivables in Defaulted Accounts                            8,868,010.25

    End of Month - Aggregate Principal Receivables           2,236,407,946.23

    Investor Interest Series 1993-1                             16,666,666.67
    Investor Interest Series 1994-1                            150,000,000.00
    Investor Interest Series 1994-2                            400,000,000.00
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Seller Principal Receivables                               869,741,279.56

    Total Investor Percentage with respect to...
                           Finance Charges                        17.8858245%
                           Charged-Off Accounts                   17.8858245%
                           Principal Receivables                  17.8858245%

    Class A Percentage with respect to...
                           Finance Charges                        16.9915333%
                           Charged-Off Accounts                   16.9915333%
                           Principal Receivables                  16.9915333%

    Class B Percentage with respect to...
                           Finance Charges                        0.8942912%
                           Charged-Off Accounts                   0.8942912%
                           Principal Receivables                  0.8942912%

    Seller Percentage with respect to ...
                           Finance Charges                       38.8900997%
                           Charged-Off Accounts                  38.8900997%
                           Principal Receivables                 37.3996143%

 2.  Allocation of Funds in Collection Account

     Class A Available Finance Charge Collections                6,255,058.24

     Class A Monthly Cap Interest Payable to Class A Certificateholders
     (See "Calculation of Certificate Interest" #3)              1,811,737.82
      Unpaid Class A Monthly Cap Interest                                0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)               633,333.33
      Unpaid Class A Monthly Servicing Fee                               0.00

     Class A Investor Default Amount                             1,903,288.73
      Unreimbursed Class A Investor Charge-offs                          0.00

     Excess Spread from Class A Finance Charge Collections       1,906,698.35

     Class A Required Amount                                             0.00

     Class B Available Finance Charge Collections                  329,213.59

     Class B Monthly Cap Interest Payable to Class B Certificateholders
     (See "Calculation of Certificate Interest" #3)                 99,660.18
       Unpaid Class B Monthly Cap Interest                               0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                33,333.33
      Unpaid Class B Monthly Servicing Fee                               0.00

     Class B Investor Default Amount                               100,173.09
      Unreimbursed Class B Investor Charge-offs                          0.00

     Excess Spread from Class B Finance Charge Collections          96,046.99

     Class B Required Amount                                             0.00

     Total Excess Spread                                         2,002,745.35

     Excess Spread used to Satisfy Class A Required Amount               0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Cap
       Interest                                                          0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Servicing
       Fee                                                               0.00
      Excess Spread used to satisfy Unreimbursed Class A Investor
       Charge-offs                                                       0.00
      Remaining Class A Required Amount                                  0.00

     Excess Spread used to satisfy Class B Required Amount               0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Cap
       Interest                                                          0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Servicing
       Fee                                                               0.00
      Excess Spread used to satisfy Unreimbursed Class B Investor
       Charge-offs                                                       0.00
      Remaining Class B Required Amount                                  0.00

     Shared Finance Charges used to satisfy Remaining Class A Required
      Amount                                                             0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Cap Interest                                                     0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Servicing Fee                                                    0.00
       Shared Finance Charges used to satisfy Unreimbursed Class A
        Investor Charge-offs                                             0.00
       Remaining Class A Required Amount                                 0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class A
      Required Amount                                                    0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Cap Interest                                             0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Servicing Fee                                            0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed Class
        A Investor Charge-offs                                           0.00
       Remaining Class A Required Amount                                 0.00

     Class B Reallocated Amount used to satisfy Remaining Class A
      Required Amount                                                    0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Cap Interest                                             0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Servicing Fee                                            0.00
       Class B Reallocated Amount used to satisfy Unreimbursed Class A
        Investor Charge-offs                                             0.00
       Remaining Class A Required Amount                                 0.00

     Class B Investor Interest used to satisfy Unreimbursed Class A
      Investor Charge-offs                                               0.00

     Shared Finance Charges used to satisfy Remaining Class B Required
      Amount                                                             0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Cap Interest                                                     0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Servicing Fee                                                    0.00
       Shared Finance Charges used to satisfy Unreimbursed Class B
        Investor Charge-offs                                             0.00
       Remaining Class B Required Amount                                 0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class B
      Required Amount                                                    0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Cap Interest                                             0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Servicing Fee                                            0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed Class
        B Investor Charge-offs                                           0.00
       Remaining Class B Required Amount                                 0.00

     Excess Spread used to satisfy interest on overdue Class A
     (See "Calculation of Certificate Interest" #3)                      0.00

     Excess Spread used to satisfy interest on overdue Class B
     (See "Calculation of Certificate Interest" #3)                      0.00

     Excess Spread used to satisfy reimbursements of Class B Interest    0.00

     Excess Spread used to satisfy deposits into Required Cash
      Collateral Account                                                 0.00

     Excess Spread used to satisfy shortfalls of the Class A
      Interest Payments                                                  0.00

     Excess Spread used to satisfy shortfalls of the Class B
      Interest Payments                                                  0.00

     Excess Spread used to satisfy payments per Loan Agreement   2,002,745.35

     Excess Spread used to satisfy Class A Excess Interest               0.00

     Excess Spread used to satisfy Class B Excess Interest               0.00

     Remaining Excess Servicing (Shortfall) (dollars)            1,985,466.32
     Remaining Excess Servicing (Shortfall) (percentage of
      Investor Interest)                                              5.96%(1)

     Class A Investor Certificate Interest Shortfall
      (Deficiency Amounts)                                               0.00

     Class A Charge-offs                                                 0.00
     Unreimbursed Class A Charge Offs                                    0.00
     Unreimbursed Class A Charge Offs per $1,000 Original
      Investment                                                         0.00

     Class A Monthly Servicing Fee Shortfall                             0.00

     Class B Investor Certificate Interest Shortfall                     0.00

     Class B Charge-offs                                                 0.00
     Unreimbursed Class B Charge Offs                                    0.00
     Unreimbursed Class B Charge Offs per $1,000 Original Investment     0.00

     Class B Monthly Servicing Fee Shortfall                             0.00

     Available Principal Collections                            52,012,921.14

     Monthly Principal Payable To Class A Certificateholders
     (See "Calculation of Monthly Principal" #4)                         0.00

     Monthly Principal Payable To Class B Certificateholders
     (See "Calculation of Monthly Principal" #4)                         0.00

     Monthly Principal Reinvested In Receivables
     (See "Calculation of Monthly Principal" #4)                54,016,382.95

     (Net Deposit)/Draws on Shared Principal Collections                 0.00

     Required Shared Finance Charge Collections from other Series        0.00
     Draw on Shared Finance Charge Collections from other Series         0.00

     Withdrawal from Cash Collateral Account                             0.00

     Class B Investor Certificate Interest Shortfall
      (Deficiency Amounts)                                               0.00

     Required Shared Finance Charge Collections for other Series         0.00
     Deposit of Shared Finance Charge Collections for other Series       0.00

     Total Distribution to Class A Investors                     1,811,737.82
     Total Distribution to Class A Investors per $1,000 Invested         4.77

     Total Distribution to Class B Investors                        99,660.18
     Total Distribution to Class B Investors per $1,000 Invested         4.98

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.53672%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,811,737.82

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,811,737.82
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.77

    Class B Certificate Rate                                         5.78672%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         99,660.18

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             99,660.18
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment"                                                4.98

    Total Certificate Interest Distributable to
     Certificateholders                                          1,911,398.00

    Total Certificate Interest Distributable per $1,000 of
     Original Investment"                                                4.78

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     49,412,275.09
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             51,315,563.82

    Class A Monthly Principal Reinvested in Receivables         51,315,563.82

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,600,646.06
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,700,819.14

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,700,819.14

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    380,000,000.00
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                     1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan
     Agreement                                                   2,002,745.35

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         70,712.74

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             114,506,975.36
                           Percent Dollars                              5.12%
                           Number of Accts                             39,153
                           Percent Number of Accts                      2.49%

    31-60 days past due    Dollars                              27,579,117.99
                           Percent Dollars                              1.23%
                           Number of Accts                              9,252
                           Percent Number of Accts                      0.59%

    61-90 days past due    Dollars                              18,507,993.12
                           Percent Dollars                              0.83%
                           Number of Accts                              5,788
                           Percent Number of Accts                      0.37%

    91-120 days past due   Dollars                              14,480,643.46
                           Percent Dollars                              0.65%
                           Number of Accts                              4,490
                           Percent Number of Accts                      0.29%

    121-150 days past due  Dollars                              10,878,496.69
                           Percent Dollars                              0.49%
                           Number of Accts                              3,236
                           Percent Number of Accts                      0.21%

    151-180 days past due  Dollars                               8,656,938.62
                           Percent Dollars                              0.39%
                           Number of Accts                              2,493
                           Percent Number of Accts                      0.16%

    181 + days past due    Dollars                              11,964,555.16
                           Percent Dollars                              0.53%
                           Number of Accts                              3,383
                           Percent Number of Accts                      0.22%

9. Base Rate Calculation

   Base Rate                                                            7.54%

   Portfolio Yield   (net of losses)                                 13.74%(1)

   Excess of Portfolio Yield over Base Rate                             6.20%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                     269,585
    Number of Removed Accounts                                              0
    Number of Automatic Additonal Accounts                              1,809
    Ending Number of Accounts                                       1,573,263

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on October 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the October Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

    Portfolio Yield (net of losses):                  10.64%
    Receivables in Defaulted Accounts:                 4.63%
    Excess Spread:
    Series 1993-1:                                     3.75%
    Series 1994-1:                                     3.45%
    Series 1994-2:                                     2.86%
    Series 1995-1:                                     2.81%
    Series 1996-1:                                     2.84%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       20
Monthly Period Ended                                         October 31, 1996
Distribution Date                                           November 15, 1996
Determination Date                                           November 8, 1996
Number of Days in Period                                                   31

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables   1,770,537,407.75(1)

    Principal Collections on the Receivables                   230,227,056.43

    Finance Charge Receivables                                  29,144,248.95

    Receivables in Defaulted Accounts                            8,868,010.25

    End of Month - Aggregate Principal Receivables           2,236,407,946.23

    Investor Interest Series 1993-1                             16,666,666.67
    Investor Interest Series 1994-1                            150,000,000.00
    Investor Interest Series 1994-2                            400,000,000.00
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Seller Principal Receivables                               869,741,279.56

    Total Investor Percentage with respect to...
                           Finance Charges                        17.8858245%
                           Charged-Off Accounts                   17.8858245%
                           Principal Receivables                  17.8858245%

    Class A Percentage with respect to...
                           Finance Charges                        16.9915333%
                           Charged-Off Accounts                   16.9915333%
                           Principal Receivables                  16.9915333%

    Class B Percentage with respect to...
                           Finance Charges                         0.8942912%
                           Charged-Off Accounts                    0.8942912%
                           Principal Receivables                   0.8942912%

    Seller Percentage with respect to ...
                           Finance Charges                        38.8900997%
                           Charged-Off Accounts                   38.8900997%
                           Principal Receivables                  37.3996143%

 2.  Allocation of Funds in Collection Account

     Class A Available Finance Charge Collections                6,255,058.24

     Class A Monthly Cap Interest Payable to Class A Certificateholders
     (See "Calculation of Certificate Interest" #3)              1,828,098.93
      Unpaid Class A Monthly Cap Interest                                0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)               633,333.33
      Unpaid Class A Monthly Servicing Fee                               0.00

     Class A Investor Default Amount                             1,903,288.73
      Unreimbursed Class A Investor Charge-offs                          0.00

     Excess Spread from Class A Finance Charge Collections       1,890,337.24

     Class A Required Amount                                             0.00

     Class B Available Finance Charge Collections                  329,213.59

     Class B Monthly Cap Interest Payable to Class B Certificateholders
     (See "Calculation of Certificate Interest" #3)                 98,799.07
      Unpaid Class B Monthly Cap Interest                                0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                33,333.33
      Unpaid Class B Monthly Servicing Fee                               0.00

     Class B Investor Default Amount                               100,173.09
      Unreimbursed Class B Investor Charge-offs                          0.00

     Excess Spread from Class B Finance Charge Collections          96,908.11

     Class B Required Amount                                             0.00

     Total Excess Spread                                         1,987,245.35

     Excess Spread used to Satisfy Class A Required Amount               0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Cap
       Interest                                                          0.00
      Excess Spread used to satisfy Unpaid Class A Monthly Servicing
       Fee                                                               0.00
      Excess Spread used to satisfy Unreimbursed Class A Investor
       Charge-offs                                                       0.00
      Remaining Class A Required Amount                                  0.00

     Excess Spread used to satisfy Class B Required Amount               0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Cap
       Interest                                                          0.00
      Excess Spread used to satisfy Unpaid Class B Monthly Servicing
       Fee                                                               0.00
      Excess Spread used to satisfy Unreimbursed Class B Investor
       Charge-offs                                                       0.00
      Remaining Class B Required Amount                                  0.00

     Shared Finance Charges used to satisfy Remaining Class A
      Required Amount                                                    0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Cap Interest                                                     0.00
       Shared Finance Charges used to satisfy Unpaid Class A Monthly
        Servicing Fee                                                    0.00
       Shared Finance Charges used to satisfy Unreimbursed Class A
        Investor Charge-offs                                             0.00
       Remaining Class A Required Amount                                 0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class A
      Required Amount                                                    0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Cap Interest                                             0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Servicing Fee                                            0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed Class
        A Investor Charge-offs                                           0.00
       Remaining Class A Required Amount                                 0.00

     Class B Reallocated Amount used to satisfy Remaining Class A
      Required Amount                                                    0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Cap Interest                                             0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Servicing Fee                                            0.00
       Class B Reallocated Amount used to satisfy Unreimbursed Class
        A Investor Charge-offs                                           0.00
       Remaining Class A Required Amount                                 0.00

     Class B Investor Interest used to satisfy Unreimbursed Class A
      Investor Charge-offs                                               0.00

     Shared Finance Charges used to satisfy Remaining Class B
      Required Amount                                                    0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Cap Interest                                                     0.00
       Shared Finance Charges used to satisfy Unpaid Class B Monthly
        Servicing Fee                                                    0.00
       Shared Finance Charges used to satisfy Unreimbursed Class B
        Investor Charge-offs                                             0.00
       Remaining Class B Required Amount                                 0.00

     Cash Collateral Withdrawal used to satisfy Remaining Class B
      Required Amount                                                    0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Cap Interest                                             0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Servicing Fee                                            0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed Class
        B Investor Charge-offs                                           0.00
       Remaining Class B Required Amount                                 0.00

     Excess Spread used to satisfy interest on overdue Class A
     (See "Calculation of Certificate Interest" #3)                      0.00

     Excess Spread used to satisfy interest on overdue Class B
     (See "Calculation of Certificate Interest" #3)                      0.00

     Excess Spread used to satisfy reimbursements of Class B Interest    0.00

     Excess Spread used to satisfy deposits into Required Cash
      Collateral Account                                                 0.00

     Excess Spread used to satisfy shortfalls of the Class A Interest
      Payments                                                           0.00

     Excess Spread used to satisfy shortfalls of the Class B Interest
      Payments                                                           0.00

     Excess Spread used to satisfy payments per Loan Agreement   1,987,245.35

     Excess Spread used to satisfy Class A Excess Interest               0.00

     Excess Spread used to satisfy Class B Excess Interest               0.00

     Remaining Excess Servicing (dollars)                        1,970,627.37

     Remaining Excess Servicing (percentage of Investor Interest)     5.91%(1)

     Class A Investor Certificate Interest Shortfall
      (Deficiency Amounts)                                               0.00

     Class A Charge-offs                                                 0.00
     Unreimbursed Class A Charge Offs                                    0.00
     Unreimbursed Class A Charge Offs per $1,000 Original Investment     0.00

     Class A Monthly Servicing Fee Shortfall                             0.00

     Class B Investor Certificate Interest Shortfall                     0.00

     Class B Charge-offs                                                 0.00
     Unreimbursed Class B Charge Offs                                    0.00
     Unreimbursed Class B Charge Offs per $1,000 Original Investment     0.00

     Class B Monthly Servicing Fee Shortfall                             0.00

     Available Principal Collections                            52,012,921.14

     Monthly Principal Payable To Class A Certificateholders
     (See "Calculation of Monthly Principal" #4)                         0.00

     Monthly Principal Payable To Class B Certificateholders
     (See "Calculation of Monthly Principal" #4)                         0.00

     Monthly Principal Reinvested In Receivables
     (See "Calculation of Monthly Principal" #4)                54,016,382.95

     (Net Deposit)/Draws on Shared Principal Collections                 0.00

     Required Shared Finance Charge Collections from other Series        0.00
     Draw on Shared Finance Charge Collections from other Series         0.00

     Withdrawal from Cash Collateral Account                             0.00

     Class B Investor Certificate Interest Shortfall
      (Deficiency Amounts)                                               0.00

     Required Shared Finance Charge Collections for other Series         0.00
     Deposit of Shared Finance Charge Collections for other Series       0.00

     Total Distribution to Class A Investors                     1,828,098.93
     Total Distribution to Class A Investors per $1,000 Invested         4.81

     Total Distribution to Class B Investors                        98,799.07
     Total Distribution to Class B Investors per $1,000 Invested         4.94

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.58672%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                   0.00

    This Month Class A Certificate Interest                      1,828,098.93

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,828,098.93
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.81

    Class B Certificate Rate                                         5.73672%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         98,799.07

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             98,799.07
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.94

    Total Certificate Interest Distributable to
     Certificateholders                                          1,926,898.00
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.82

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     49,412,275.09
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             51,315,563.82

    Class A Monthly Principal Reinvested in Receivables         51,315,563.82

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,600,646.06
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,700,819.14

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,700,819.14

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    380,000,000.00
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing Fee                                     666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan
     Agreement                                                   1,987,245.35

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         50,084.24

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             114,506,975.36
                           Percent Dollars                              5.12%
                           Number of Accts                             39,153
                           Percent Number of Accts                      2.49%

    31-60 days past due    Dollars                              27,579,117.99
                           Percent Dollars                              1.23%
                           Number of Accts                              9,252
                           Percent Number of Accts                      0.59%

    61-90 days past due    Dollars                              18,507,993.12
                           Percent Dollars                              0.83%
                           Number of Accts                              5,788
                           Percent Number of Accts                      0.37%

    91-120 days past due   Dollars                              14,480,643.46
                           Percent Dollars                              0.65%
                           Number of Accts                              4,490
                           Percent Number of Accts                      0.29%

    121-150 days past due  Dollars                              10,878,496.69
                           Percent Dollars                              0.49%
                           Number of Accts                              3,236
                           Percent Number of Accts                      0.21%

    151-180 days past due  Dollars                               8,656,938.62
                           Percent Dollars                              0.39%
                           Number of Accts                              2,493
                           Percent Number of Accts                      0.16%

    181 + days past due    Dollars                              11,964,555.16
                           Percent Dollars                              0.53%
                           Number of Accts                              3,383
                           Percent Number of Accts                      0.22%

 9. Base Rate Calculation

    Base Rate                                                           7.59%

    Portfolio Yield   (net of losses)                                13.74%(1)

    Excess of Portfolio Yield over Base Rate                            6.15%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                     269,585
    Number of Removed Accounts                                              0
    Number of Automatic Additonal Accounts                              1,809
    Ending Number of Accounts                                       1,573,263

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on October 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the October Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

     Portfolio Yield (net of losses):                 10.64%
     Receivables in Defaulted Accounts:                4.63%
     Excess Spread:
     Series 1993-1:                                    3.75%
     Series 1994-1:                                    3.45%
     Series 1994-2:                                    2.86%
     Series 1995-1:                                    2.81%
     Series 1996-1:                                    2.84%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      4
Monthly Period Ended                                       October 31, 1996
Distribution Date                                         November 15, 1996
Determination Date                                         November 8, 1996
Number of Days in Period                                                 31

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables   1,770,537,407.75(1)

    Principal Collections on the Receivables                   230,227,056.43

    Finance Charge Receivables                                  29,144,248.95

    Receivables in Defaulted Accounts                            8,868,010.25

    End of Month - Aggregate Principal Receivables           2,236,407,946.23

    Investor Interest Series 1993-1                             16,666,666.67
    Investor Interest Series 1994-1                            150,000,000.00
    Investor Interest Series 1994-2                            400,000,000.00
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Seller Principal Receivables                               869,741,279.56

    Total Investor Percentage with respect to...
                           Finance Charges                        17.8858245%
                           Charged-Off Accounts                   17.8858245%
                           Principal Receivables                   8.9429122%

    Class A Percentage with respect to...
                           Finance Charges                        16.9468187%
                           Charged-Off Accounts                   16.9468187%
                           Principal Receivables                   8.4734093%

    Class B Percentage with respect to...
                           Finance Charges                         0.9390058%
                           Charged-Off Accounts                    0.9390058%
                           Principal Receivables                   0.4695029%

    Seller Percentage with respect to ...
                           Finance Charges                        38.8900997%
                           Charged-Off Accounts                   38.8900997%
                           Principal Receivables                  37.3996143%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 6,238,597.56

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,806,970.09
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              1,898,280.08
     Unreimbursed Class A Investor Charge-offs                           0.00

    Excess Spread from Class A Finance Charge Collections        1,901,680.73

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   345,674.27

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 102,834.85
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                105,181.75
     Unreimbursed Class B Investor Charge-offs                           0.00

    Excess Spread from Class B Finance Charge Collections          102,657.67

    Class B Required Amount                                              0.00

    Total Excess Spread                                          2,004,338.40

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap
      Interest                                                           0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Servicing
      Fee                                                                0.00
     Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                        0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap
      Interest                                                           0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Servicing
      Fee                                                                0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                        0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Cap Interest                                                      0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                     0.00
      Shared Finance Charges used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A
       Monthly Cap Interest                                              0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A
       Monthly Servicing Fee                                             0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed
       Class A Investor Charge-offs                                      0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Amount used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Class B Reallocated Amount used to satisfy Unpaid Class A
       Monthly Cap Interest                                              0.00
      Class B Reallocated Amount used to satisfy Unpaid Class
       A Monthly Servicing Fee                                           0.00
      Class B Reallocated Amount used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-offs                                                0.00

    Shared Finance Charges used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Shared Finance Charges used to satisfy Unpaid Class B
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class B
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy Unreimbursed Class B
       Investor Charge-offs                                              0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Cap Interest                                              0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Servicing Fee                                             0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Interest     0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    2,004,338.40

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Servicing (dollars)                         1,315,454.62
    Remaining Excess Servicing (percentage of Investor Interest)      3.95%(1)

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             26,006,460.57

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 28,009,922.39

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other Series          0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,806,970.09
    Total Distribution to Class A Investors per $1,000 Invested          4.77

    Total Distribution to Class B Investors                        102,834.85
    Total Distribution to Class B Investors per $1,000 Invested          4.90

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.53672%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,806,970.09

    Expected Class A Principal                                 379,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,806,970.09
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.77

    Class B Certificate Rate                                         5.68672%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        102,834.85

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            102,834.85
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.90

    Total Certificate Interest Distributable to
     Certificateholders                                          1,909,804.94
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.77

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 379,000,000.00

    Class A Available Principal Collections                     24,641,121.39
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             26,539,401.47

    Class A Monthly Principal Reinvested in Receivables         26,539,401.47

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      1,365,339.18
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              1,470,520.93

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          1,470,520.93

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    379,000,000.00
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                     1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         379,000,000.00
   Beginning Class B Investor Interest                          21,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   631,666.67
   Class B Monthly Servicing Fee                                    35,000.00
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan
     Agreement                                                   2,004,338.40

    Cash Collateral Account Deposits                                     0.00

     Reinvestment Income Received on Cash Collateral Account        56,209.02

     Aggregate Cash Collateral Account Draws                             0.00

     Available Cash Collateral Amount     (Dollars)             36,000,000.00
     Available Cash Collateral Amount     (Percentage)                  9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             114,506,975.36
                           Percent Dollars                              5.12%
                           Number of Accts                             39,153
                           Percent Number of Accts                      2.49%

    31-60 days past due    Dollars                              27,579,117.99
                           Percent Dollars                              1.23%
                           Number of Accts                              9,252
                           Percent Number of Accts                      0.59%

    61-90 days past due    Dollars                              18,507,993.12
                           Percent Dollars                              0.83%
                           Number of Accts                              5,788
                           Percent Number of Accts                      0.37%

    91-120 days past due   Dollars                              14,480,643.46
                           Percent Dollars                              0.65%
                           Number of Accts                              4,490
                           Percent Number of Accts                      0.29%

    121-150 days past due  Dollars                              10,878,496.69
                           Percent Dollars                              0.49%
                           Number of Accts                              3,236
                           Percent Number of Accts                      0.21%

    151-180 days past due  Dollars                               8,656,938.62
                           Percent Dollars                              0.39%
                           Number of Accts                              2,493
                           Percent Number of Accts                      0.16%

    181 + days past due    Dollars                              11,964,555.16
                           Percent Dollars                              0.53%
                           Number of Accts                              3,383
                           Percent Number of Accts                      0.22%

9.  Base Rate Calculation

    Base Rate                                                           7.54%

    Portfolio Yield   (net of losses)                                13.74%(1)

    Excess of Portfolio Yield over Base Rate                            6.20%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                     269,585
    Number of Removed Accounts                                              0
    Number of Automatic Additonal Accounts                              1,809
    Ending Number of Accounts                                       1,573,263

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on October 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the October Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

    Portfolio Yield (net of losses):                  10.64%
    Receivables in Defaulted Accounts:                 4.63%
    Excess Spread:
    Series 1993-1:                                     3.75%
    Series 1994-1:                                     3.45%
    Series 1994-2:                                     2.86%
    Series 1995-1:                                     2.81%
    Series 1996-1:                                     2.84%